LIBERTY GROWTH AND INCOME FUND, VARIABLE SERIES

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2003
                     REPLACING SUPPLEMENT DATED MAY 1, 2003

The following replaces the text describing the portfolio manager for the Growth & Income Fund under the section TRUST MANAGEMENT ORGANIZATIONS; INVESTMENT
ADVISOR:

SCOTT L. DAVIS, a vice president of Columbia, is the co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since April, 2003. Mr. Davis has been with Columbia and its predecessor since 1985. Mr. Davis received an MA degree from the University of Connecticut.

GREGORY M. MILLER, a senior vice president of Columbia, is the co-manager for the Growth & Income Fund and has co-managed the Growth & Income Fund since April, 2003. Mr. Miller has been with Columbia and its predecessor since 1985. Mr. Miller received an MBA degree from the University of Chicago and a JD degree from the University of Connecticut.




                                                        May 23, 2003